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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  May 16, 1997


                     GLOBALSTAR TELECOMMUNICATIONS LIMITED
            (Exact name of registrant as specified in its charter)

Islands of Bermuda                0-25456                   13-3795510
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)               Identification
incorporation)                                                Number)


              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (441) 295-2244










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Item 5.  Other Events.

                  The press release of the registrant dated May 16, 1997, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                   (c)     Exhibits.

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated May 16, 1997



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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GLOBALSTAR TELECOMMUNICATIONS
                                             LIMITED
                                              (Registrant)


Date: May 22, 1997                          By: /s/ Eric J. Zahler
                                            Eric J. Zahler
                                            Vice President and Secretary



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                                  EXHIBIT INDEX


Exhibit                    Description

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated May 16, 1997